EXHIBIT 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of First BanCorp., a Puerto Rico corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31,  2013 (the “Form l0-K”) of the Company fully complies with the requirements of section l3(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2014	By:	/s/ Orlando Berges
Orlando Berges
Executive Vice President and Chief Financial Officer